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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                      Date of Report:  December 1, 1997
                      (Date of earliest event reported)


                           METAL MANAGEMENT, INC.
           (Exact name of registrant as specified in the charter)


          Delaware                     0-14836                   94-2835068
(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                      Identification No.)

                       500 Dearborn Street, Suite 405
                          Chicago, Illinois  60610
                  (Address of Principal Executive Offices)

                               (312) 645-0700
             Registrant's telephone number including area code)

                                     N/A

        (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On December 1, 1997, the Company completed the acquisition of Cozzi Iron & Metal, Inc. ("Cozzi") through a merger in which a wholly-owned subsidiary of the Company merged with and into Cozzi, with Cozzi the surviving entity, thus becoming a wholly-owned subsidiary of the Company (the "Merger"). As a result of the Merger, all the issued and outstanding shares of Cozzi were converted into 11,499,986 newly-issued shares of the Company's Common Stock, and $6 million in cash (the "Merger Consideration"). The Company funded the cash portion of the Merger Consideration from the proceeds of the sale of Series B Convertible Preferred Stock. See Item 5 below. Cozzi was founded in 1945 and has a network of processing facilities located in Chicago, Illinois; East Chicago, Indiana and the Pittsburgh, Pennsylvania area, with joint ventures operating in Memphis, Tennessee and Phoenix, Arizona.

     Upon closing of the Merger, each of Albert A. Cozzi, Frank J. Cozzi and Gregory P. Cozzi became directors of the Company. In addition, Albert A. Cozzi was elected President and Chief Operating Officer of the Company and entered into a five-year employment agreement with the Company under which he will be paid an annual salary of $275,000, and an annual guaranteed bonus equal to a minimum of $68,500. Mr. Cozzi was also granted warrants, exercisable until December 1, 2002, to purchase 377,586 shares of the Company's common stock at an exercise price of $5.91 per share and 377,586 shares of common stock at an exercise price of $15.84 per share.

     Also, Frank J. Cozzi was elected Vice President of the Company and entered into a five-year employment agreement with the Company under which he will be paid an annual salary of $275,000, and an annual guaranteed bonus equal to a minimum of $68,500. Mr. Cozzi was also granted warrants, exercisable until December 1, 2002, to purchase 291,380 shares of the Company's common stock at an exercise price of $5.91 per share and 291,380 shares of common stock at an exercise price of $15.84 per share.

     Finally, Gregory P. Cozzi entered into a five-year employment agreement with Cozzi under which he will be paid an annual salary of $135,000. Mr. Cozzi was also granted warrants, exercisable until December 1, 2002, to purchase 81,035 shares of the Company's common stock at an exercise price of $5.91 per share and 81,035 shares of common stock at an exercise price of $15.84 per share.

     Also upon closing of the Merger, T. Benjamin Jennings, the Company's Chairman of the Board and Chief Development Officer, and Gerard M. Jacobs, a Director and the Company's Chief Executive Officer, each entered into new five-year employment agreements with the Company under which each will be paid an annual salary of $275,000, and an annual guaranteed bonus equal to a minimum of $68,500. Each individual was also granted warrants, exercisable until December 1, 2002, to purchase 375,000 shares of the Company's common stock at an exercise price of $5.91 per share and 350,000 shares of common stock at an exercise price of $12.00 per share.


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     Copies of all the employment agreements and the warrants described above are attached as exhibits to this Report.

     In connection with the Merger, Albert A. Cozzi, Frank J. Cozzi and Gregory
P. Cozzi (collectively, the "Cozzi Stockholders") and Messrs. Jacobs and Jennings (collectively, the "MTLM Stockholders") entered into a stockholders agreement dated as of December 1, 1997 and having a term of ten years, unless renewed or extended (the "Stockholders Agreement"). Under the Stockholders Agreement, the Cozzi Stockholders and the MTLM Stockholders have agreed that each group will act in a manner to cause the nomination of one-half of the total number of directors slated for election at each annual meeting of the Company, provided that each group has agreed to nominate one individual, independent and unaffiliated from each group or the Company, as part of its slate. The Stockholders Agreement further requires each group to vote for the other group's nominees for election to the Board and to vote for proposals, if and when presented by the Company, to amend the Company's organizational documents to require the approval of at least two-thirds of the Board of Directors to, among other things: (i) amend the Company's certificate of incorporation or bylaws; (ii) liquidate or merge the Company; (iii) sell substantially all of the Company's assets; (iv) elect or remove officers; (v) adopt an annual budget; (vi) borrow funds, sell assets or make capital expenditures exceeding $5 million; (vii) issue or register the Company's securities; or (viii) declare or pay any dividends or distributions. The Stockholders Agreement is attached as an exhibit to this Report.

     In addition, if any of the Cozzi Stockholders or the MTLM Stockholders desire to sell their respective shares of common stock, the individual who desires to sell his shares must generally offer the shares first to members of his own stockholder group, second to members of the other stockholder group, and third to the Company, in that order, before selling to a third party. Also, if either group receives an offer to buy its shares from a third party, the members of the group must generally offer the other group's members the right to participate in the offer on the same terms and conditions.

ITEM 5. OTHER EVENTS

     Annual Meeting. On November 29, 1997, the Company held its Annual Meeting of stockholders. At the Annual Meeting, T. Benjamin Jennings, Gerard M. Jacobs, Donald F. Moorehead, Jr., Albert A. Cozzi, Frank J. Cozzi, Gregory P. Cozzi, George A. Isaac, III, William T. Proler, Harold Rubenstein and Christopher G. Knowles were elected to the Company's Board of Directors. In addition, the stockholders approved amendments to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 80,000,000 and to increase the number of authorized shares of the Company's "blank check" preferred stock from 2,000,000 to 4,000,000. The stockholders also approved: (i) an amendment to the Company's 1995 Stock Plan for Employees and Consultants to increase the number of shares of Common Stock authorized for issuance under the plan from 1,300,000 to 2,600,000; (ii) an amendment to the Company's 1996 Director Option Plan to increase the number of shares authorized for issuance under the plan from 100,000 to 200,000; and
(iii) the issuance of common stock upon conversion of the Company's Series A and Series B Convertible Preferred


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Stock.  The Certificate of Amendment of Certificate of Incorporation setting forth the increases in the number of common shares authorized under the Company's option plans is attached as an exhibit to this Report.

     Series B Preferred Stock. On November 20, 1997, the Company designated 23,000 shares of its preferred stock as Series B Convertible Preferred Stock, par value $.01 per share (stated value $1,000 per share) (the "Series B Stock"). On December 1, 1997, the Company issued an aggregate of 20,000 shares of the Series B Stock to Proprietary Convertible Investment Group, Inc. (10,000 Shares) and Capital Ventures International (10,000 Shares) for consideration totaling $20.0 million, of which the Company received net proceeds of $19.1 million. The shares of Series B Stock are convertible into shares of the Company's common stock at a conversion ratio equal to the least of three different conversion formulas. The holders of the Series B Stock were also granted rights to register the shares of common stock issuable on conversion. The Certificate of Designations for the Series B Stock, the Securities Purchase Agreement and Registration Rights Agreement executed by the Company in connection with the sale of the Series B Stock, are attached as exhibits to this Report.

     Other. The Company and George O. Moorehead, a former Director and former Executive Vice President of the Company, have entered into three agreements, each dated as of November 7, 1997, a Separation Agreement, a Stock Warrant Settlement Agreement, and a Non-Compete, Non-Solicitation and Confidentiality Covenant and Agreement (each of which is attached as an exhibit to this Report) resolving all outstanding issues between the Company and Mr. Moorehead. Pursuant to the Separation Agreement: (i) Mr. Moorehead has resigned as an employee of the Company and EMCO Recycling Corp. ("EMCO"), and from his directorship of EMCO; and (ii) the Company (a) paid Mr. Moorehead $250,000, (b) agreed to provide Mr. Moorehead certain insurance and other benefits for a five-year period; (c) paid certain legal fees to Mr. Moorehead's counsel, and
(d) permitted Mr. Moorehead to exercise any options or warrants to acquire common stock previously granted to him, on a "net cashless" basis, subject to the Company's right to refuse "net cashless" exercises under certain circumstances. Pursuant to the Stock Warrant Settlement Agreement, the Company agreed: (i) to issue to Mr. Moorehead warrants to purchase 200,000 shares of common stock at an exercise price equal to $12.00 per share, exercisable for a period of five years; and (ii) to pay to Mr. Moorehead $207,500 by December 31, 1997 and $457,500 by April 15, 1998. Mr. Moorehead would be permitted to exercise the warrants issued under this Agreement on a "net cashless" basis subject to the Company's right to refuse "net cashless" exercises under certain circumstances.

     All of the statements herein, other than historical facts, are forward-looking statements made in reliance upon the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. As such, they involve risks and uncertainties and are subject to change at any time. These statements reflect the Company's current expectations regarding the future profitability of the Company and its subsidiaries and the benefits to be derived from the Company's execution of its industry consolidation strategy. There can be no assurance that the Company's actual future performance or that of its subsidiaries will meet the Company's expectations for growth and profitability. The statements in this Form 8-K involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by these


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forward-looking statements.  As discussed in the Company's annual report for the period ended March 31, 1997, its quarterly reports for the periods ended June 30, 1997 and September 30, 1997 and its proxy statement, dated November 20, 1997, some of the factors which could affect the Company's performance include, among other things, cyclicality of the scrap metal recycling industry, price fluctuations in commodity markets, adverse economic conditions, inability to successfully access capital, unavailability of suitable acquisition opportunities, the cost of complying with environmental laws and regulations, the risk that announced mergers are not consummated, the risk of challenges by the Company's competition, and the risk that the Company will face difficulties in consolidating and controlling operations in diverse geographic locations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Businesses Acquired

     The following financial statements of Cozzi Iron & Metal, Inc. are incorporated by reference to the Company's Proxy Statement dated November 20, 1997:

         Independent Auditors' Report

         Consolidated Balance Sheets for the years ended December 31, 1995 and 1996 and the nine months ended September 30, 1997 (unaudited)

         Consolidated Statements of Income for the years ended December 31, 1994, 1995 and 1996 and the nine months ended September 30, 1996 and 1997 (unaudited)

         Consolidated Statements of Stockholders' Equity for the years ended December 31, 1994, 1995, and 1996 and the nine months ended September 30, 1997 (unaudited)

         Consolidated Statements of Cash Flows for the years ended December 31, 1994, 1995, and 1996 and the nine months ended September 30, 1996 and 1997 (unaudited)

         Notes to Consolidated Financial Statements for the years ended December 31, 1994, 1995, and 1996 and the nine months ended September 30, 1996 and 1997 (unaudited)

     (b) Pro Forma Financial Information

     Unaudited Pro Forma Combined Financial Data of Metal Management, Inc. as of and for the six months ended September 30, 1997 and the twelve months ended March 31, 1997 (incorporated by reference to pages 39-51 of the Company's Proxy Statement dated November 20, 1997).

     (c) Exhibits


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     2.1   Agreement and Plan of Merger dated May 16, 1997 (as amended) among
Cozzi and its shareholders, the Company and CIM Acquisition, Co. (incorporated by reference to Annex A to the Company's Proxy Statement dated November 20,
1997).

     3.1 Certificate of Amendment of Certificate of Incorporation of the Company, dated December 2, 1997 and filed with the Secretary of State of Delaware on December 3, 1997.

     3.2 Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company dated November 20, 1997 and filed with the Secretary of State of Delaware on November 20, 1997.

     10.1 Form of Stock Warrant Settlement Agreement, dated as of November 7, 1997, by and among the Company, EMCO Recycling Corp., a wholly-owned subsidiary of the Company, and George O. Moorehead.

     10.2 Form of Letter regarding Separation Agreement dated as of November 7, 1997 between the Company and George O. Moorehead.

     10.3. Form of Non-Compete, Non-Solicitation and Confidentiality Covenant and Agreement, dated as of November 7, 1997, by and between the Company and George O. Moorehead.

     10.4. Securities Purchase Agreement, dated as of November 20, 1997, by and among the Company, Proprietary Convertible Investment Group, Inc., and Capital Ventures International.

     10.5 Registration Rights Agreement, dated as of November 20, 1997, by and among the Company, Proprietary Convertible Investment Group, Inc., and Capital Ventures International.

     10.6 Employment Agreement, dated December 1, 1997, by and between T. Benjamin Jennings and the Company.

     10.7 Warrant to purchase 350,000 shares of Common Stock at an exercise price of $12.00 per share, dated December 1, 1997, issued by the Company to T. Benjamin Jennings.

     10.8 Warrant to purchase 375,000 shares of Common Stock at an exercise price of $5.91 per share, dated December 1, 1997, issued by the Company to T. Benjamin Jennings.

     10.9  Employment Agreement, dated December 1, 1997, by and between Gerard
M. Jacobs and the Company.

     10.10 Warrant to purchase 350,000 shares of Common Stock at an exercise price of $12.00 per share, dated December 1, 1997 issued by the Company to Gerard M. Jacobs.

     10.11 Warrant to purchase 375,000 shares of Common Stock at an exercise price of $5.91 per share, dated December 1, 1997, issued by the Company to Gerard M. Jacobs.


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     10.12 Employment Agreement, dated December 1, 1997, by and between Albert
A. Cozzi and the Company.

     10.13 Warrant to purchase 377,586 shares of Common Stock at an exercise price of $5.91 per share, dated December 1, 1997, issued by the Company to Albert A. Cozzi.

     10.14 Warrant to purchase 377,586 shares of Common Stock at an exercise price of $15.84 per share, dated December 1, 1997, issued by the Company to Albert A. Cozzi.

     10.15 Employment Agreement, dated December 1, 1997, by and between Frank
J. Cozzi and the Company.

     10.16 Warrant to purchase 291,380 shares of Common Stock at an exercise price of $5.91 per share, dated December 1, 1997, issued by the Company to Frank J. Cozzi.

     10.17 Warrant to purchase 291,380 shares of Common Stock at an exercise price of $15.84 per share, dated December 1, 1997, issued by the Company to Frank J. Cozzi.

     10.18 Employment Agreement, dated December 1, 1997, by and between Gregory
P. Cozzi and Cozzi Iron & Metal, Inc.

     10.19 Warrant to purchase 81,035 shares of Common Stock at an exercise price of $5.91 per share, dated December 1, 1997, issued by the Company to Gregory P. Cozzi.

     10.20 Warrant to purchase 81,035 shares of Common Stock at an exercise price of $15.84 per share, dated December 1, 1997, issued by the Company to Gregory P. Cozzi.

     10.21 Stockholders Agreement dated as of December 1, 1997 by and among the Company, T. Benjamin Jennings, Gerard M. Jacobs, Albert A. Cozzi, Frank J. Cozzi and Gregory P. Cozzi.

     23.1  Consent of Deloitte & Touche LLP.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          METAL MANAGEMENT, INC.



Dated:  December 15, 1997                     By:  /s/ Gerard M. Jacobs
                                                   ------------------------
                                              Gerard M. Jacobs,
                                              Chief Executive Officer